Exhibit 10(a)



   Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm


We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" in Post-Effective Amendment No. 4 to the Registration Statement (Form N-4 No. 333-141757) and the related Statement of Additional Information appearing therein and pertaining to Lincoln New York Account N for Variable Annuities, which is incorporated by reference into Post-Effective Amendment No. 5, and to the use therein of our reports dated (a) March 18, 2008, with respect to the financial statements of Lincoln Life & Annuity Company of New York and (b) March 7, 2008, with respect to the financial statements of Lincoln New York Account N for Variable Annuities.

                                                /s/ Ernst & Young LLP

Fort Wayne, Indiana
December 10, 2008